UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sundance Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

2020 Notice of Annual Meeting of Stockholders and Proxy Statement

Dear Stockholder:

You are cordially invited to join us for our 2020 Annual Meeting of Stockholders to be held on Wednesday, July 22, 2020 at 10:00 a.m. Mountain time. Due to the continuing health impact of the coronavirus or COVID-19 outbreak, the meeting will be held entirely online via a live video webcast. You will be able to attend and participate in the meeting online by visiting www.meetingcenter.io/201010988, where you will be able to listen to the meeting live, submit questions, and vote online.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting online, we urge you to grant your proxy to vote your shares by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. Please note that submitting a proxy will not prevent you from attending the meeting and voting online during the meeting, however, if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name prior to voting online at the meeting and may be required to register prior to the meeting.

You will find information regarding the matters to be voted on at the meeting in the proxy statement. In addition to the formal items of business to be brought before the meeting, there will be a report on our operations, followed by a question and answer period.

I would also like to use this opportunity to thank Michael Hannell for his many years of dedicated service to the Sundance Energy Board of Directors and our stockholders. Mr. Hannell served as a director of Sundance from March 2006 until his retirement in April 2020, and the Board is extremely grateful to Mr. Hannell for his contributions.

We look forward to seeing you at the meeting.

Sincerely,

Stephen J. McDaniel
Chairman

1050 17th Street, Suite 700

Denver, Colorado 80265

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 22, 2020

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders of Sundance Energy Inc. (the “Company”) will be held on Wednesday, July 22, 2020, at 10:00 a.m., Mountain time, online via a live video webcast (the “Annual Meeting”). You will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/201010988, where you will be able to listen to the meeting live, submit questions, and vote online. The Annual Meeting is being held for the following purposes:

1.	Election of the seven nominees for director named in the attached Proxy Statement;

2.	Vote to approve the Company’s 2020 Equity Incentive Plan;

3.	Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

4.	Any other matters that may properly come before the Annual Meeting.

All stockholders of record at the close of business on May 29, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting online or any postponement or adjournment of the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available to view online at the time of the Annual Meeting and at the Company’s corporate office, 1050 17th Street, Suite 700, Denver, Colorado 80265, for the ten days prior to the Annual Meeting.

Please vote by using the telephone or Internet voting systems described in the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy card, please complete, sign, date, and return the proxy card in the enclosed envelope as soon as possible. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors,

Eric P. McCrady

Chief Executive Officer

June 12, 2020

Denver, Colorado

 IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2020

Our Notice of Annual Meeting of Stockholders, Proxy Statement for the 2020 Annual Meeting of Stockholders, and our Form 10-K for the fiscal year ended December 31, 2019 are available for viewing, printing and downloading at www.investorvote.com/SNDE.

Solicitation of Proxies	31
Other Business	31

Appendix A - Sundance Energy Inc. 2020 Equity Incentive Plan (see Proposal 2)	A-1

Sundance Energy Inc.

1050 17th Street, Suite 700

Denver, Colorado 80265

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 22, 2020

The Board of Directors (the “Board”) of Sundance Energy Inc. (“Sundance” or the “Company”) requests your proxy for the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 22, 2020, at 10:00 a.m. Mountain time (the “Annual Meeting”), or at any postponement or adjournment thereof. The Annual Meeting will be held entirely online via a live video webcast and stockholders will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/201010988. Proxy materials for the Annual Meeting, including a Notice of Internet Availability of Proxy Materials, will be mailed or emailed to stockholders on or about June 12, 2020.

The address of the Company’s principal executive office is 1050 17th Street, Suite 700, Denver, Colorado 80265.

If you are a stockholder of record, you may vote online at the Annual Meeting, by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided.

The named proxies will vote your shares according to your directions. If you sign and return your proxy but do not make any of the selections, the named proxies will vote your shares: (i) FOR the election of the seven nominees for director as set forth in this Proxy Statement, (ii) FOR the approval of the Company’s 2020 Equity Incentive Plan and (iv) FOR the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. Your proxy may be revoked at any time before it is exercised by filing with the Company a written revocation addressed to the Company, by executing a proxy bearing a later date or by attending the Annual Meeting and voting online.

The cost of soliciting proxies will be borne by the Company. In addition to the use of postal services and the Internet, proxies may be solicited by directors, officers and employees of the Company (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone.

The outstanding voting securities of the Company consist of its common stock, par value $0.001 (“Common Stock”). The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on May 29, 2020 (the “Record Date”). As of the Record Date, there were 6,875,672 shares of Common Stock outstanding and entitled to vote.

The presence, online at the Annual Meeting or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the Annual Meeting. Cumulative voting is not permitted in the election of directors.

The proxy card provides space for a stockholder to abstain with respect to any or all nominees for the Board. The affirmative vote of a majority of the votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of the votes cast” means the number of votes cast “for” the election of such nominee exceeds the number of votes cast “against” such nominee. See “Corporate Governance—Majority Vote in Director Elections” for additional information regarding election of directors.

The other proposals require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting. Shares held by a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully prior to voting. For more complete information, please review our Annual Report on Form 10-K for the year ended December 31, 2019.

2020 ANNUAL MEETING OF STOCKHOLDERS

Date and Time: July 22, 2020, at 10:00 a.m. Mountain time

Live Webcast: www.meetingcenter.io/201010988

Record Date: May 29, 2020

Voting: Stockholders as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote at the Annual Meeting.

VOTING MATTERS AND BOARD RECOMMENDATION

Proposal	Board Recommendation
Election of Seven Director Nominees (page 7)	FOR
Approval of the Company’s 2020 Equity Incentive Plan (page 15)	FOR
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020 (page 21)	FOR

Redomiciliation and Presentation of Information

On November 26, 2019, Sundance Energy Inc. acquired all of the issued and outstanding ordinary shares of Sundance Energy Australia Limited, a public company incorporated under the laws of the State of South Australia (“SEAL”), and former parent company of the Sundance group of companies, pursuant to a Scheme of Arrangement under Australian law, which was approved by the Federal Court of Australia on November 14, 2019, and by SEAL shareholders at a meeting of shareholders, which approval was obtained on November 8, 2019 (the “Redomiciliation”). The purpose of the Redomiciliation was to reorganize the operations of SEAL into a structure whereby the ultimate parent company of the Sundance group of companies would be a Delaware corporation.

Unless the context otherwise requires, references in this Proxy Statement to the actions of “the Company,” “we,” “our,” “us,” or “Sundance” (or its Board of Directors, committees of its Board of Directors, or its directors and/or officers) or any similar references relating to periods from and after the consummation of the Redomiciliation should be construed as references to the actions of Sundance Energy Inc. (or where appropriate, its Board of Directors, committees of its Board or its directors and/or officers), and references in this Proxy Statement to the actions of “the Company,” “we,” “our,” “us,” or “Sundance” (or its Board of Directors, committees of its Board of Directors, or any of its directors and/or officers) or any similar references relating to periods before the consummation of the Redomiciliation should be construed as references to the actions of SEAL, as applicable (or, where appropriate, their respective Boards of Directors, committees of their respective Board of Directors, or their respective directors and/or officers).

INFORMATION ABOUT THE ANNUAL MEETING

We are furnishing you this Proxy Statement in connection with the solicitation of proxies by the Board to be used at the Annual Meeting and any adjournment thereof. The Annual Meeting will be held on Wednesday, July 22, 2020, at 10:00 a.m., Mountain time. Proxy materials for the Annual Meeting, including a Notice of Internet Availability of Proxy Materials, will be mailed or emailed to stockholders on or about June 12, 2020.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following matters outlined in the Annual Meeting notice:

•	the election of the seven nominees for director named in this Proxy Statement;

•	the approval of the Company’s 2020 Equity Incentive Plan;

•	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020; and

•	any other matters that may properly come before the Annual Meeting.

What are the Board’s voting recommendations?

•	FOR the election of the seven nominees for director named in this Proxy Statement;

•	FOR the approval of the Company’s 2020 Equity Incentive Plan; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

Who is entitled to vote?

Stockholders as of the close of business on May 29, 2020 are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 6,875,672 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/201010988. You also will be able to vote your shares online by attending the Annual Meeting by webcast. No physical meeting will be held.

To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is SNDE2020. If you hold your shares through an intermediary, such as a bank, broker, trustee or other nominee (referred to herein as a “broker”), you must register in advance using the instructions below. The online meeting will begin promptly at 10:00 a.m., Mountain time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a stockholder of record, you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice of Internet Availability of Proxy Materials or proxy card that you received.

If you are a beneficial owner who holds shares through an intermediary, such as a broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your beneficial ownership along with your name and email address to Computershare in advance of the Annual Meeting. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, July 16, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare

SNDE Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose as it relates to the ongoing COVID-19 pandemic. Therefore, we intend to hold the Annual Meeting in a virtual format via a live webcast. Further, we also believe that hosting a completely virtual meeting will enable more of our stockholders to attend and participate from any location around the world with Internet access.

In the event that the logistics of our Annual Meeting are further impacted by developments related to, or stemming from, the COVID-19 pandemic, we will announce such information as promptly as practicable. Please monitor our website at www.sundanceenergy.net for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name (i.e., you hold your shares through our transfer agent, Computershare). Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

What constitutes a quorum?

A majority of the shares entitled to vote, present at the Annual Meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. Abstentions and broker non-votes will be counted for purposes of determining a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting to another place, if any, date, or time.

How many votes will be required to approve a proposal?

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of the votes cast” means the number of votes cast “for” such nominee exceeds the number of votes cast “against” such nominee. With respect to all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock, present at, or represented by proxy and entitled to vote at, the Annual Meeting, is required.

Shares cannot be voted at the Annual Meeting unless the holder of record is present and votes online at the Annual Meeting or is represented by proxy.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may not vote on that proposal. This is known as a broker non-vote. No broker may vote your shares without your specific instructions on any of the proposals to be considered at the Annual Meeting, other than the ratification of our independent auditors.

How will you treat abstentions and broker non-votes?

Shares of a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.

How do I vote?

You may:

•	attend the Annual Meeting and vote online at the Annual Meeting;

•	dial the toll-free number listed on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form provided by your broker. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded;

•	go to the website listed on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form provided by your broker and follow the instructions, then confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials; or

•	if you received a paper copy of your proxy materials and elect to vote by written submission, mark your selections on the proxy card, date and sign it, and return the card in the pre-addressed, postage-paid envelope provided.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker for further instructions.

What if I want to change my vote?

You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or the Internet), by voting online at the Annual Meeting or by filing a written revocation with the Company. Unless you vote online at the Annual Meeting, your attendance at the Annual Meeting will not automatically revoke your proxy.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Who counts the votes?

We have hired Computershare Trust Company, N.A., our transfer agent, to count the votes represented by proxies cast by telephone, Internet, mail or ballot. Employees of Computershare Trust Company, N.A. will act as inspectors of election.

If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual Meeting?

Yes, the Annual Meeting is open to all holders of our Common Stock.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials over the Internet. We have elected to send a separate Notice of Internet Availability of Proxy Materials to most of our stockholders instead of a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy of proxy materials, including a proxy card or voting instruction form, may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email by following the instructions in the Notice of Internet Availability of Proxy Materials. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Will each stockholder in our household receive proxy materials?

Generally, no. To the extent you are receiving printed proxy materials, we try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address, unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of printed proxy materials for future meetings by contacting us at:

Sundance Energy Inc.

Attention: Chief Financial Officer

1050 17th Street, Suite 700

Denver, Colorado 80265

Telephone: (303) 543-5700

We undertake to deliver promptly, upon written or oral request, a copy of proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Requests should be directed to our Chief Financial Officer at the address or phone number set forth above.

Who pays the solicitation expenses?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K that will be filed with the SEC within four business days of the Annual Meeting. You may obtain a copy of this and other reports free of charge at www.sundanceenergy.net, by contacting our Chief Financial Officer at (303) 543-5700, or by accessing the SEC’s website at www.sec.gov.

Will the Company’s independent registered public accounting firm be available at the Annual Meeting to respond to questions?

Yes. The Audit Committee of the Board has approved Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Order of the SEC Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies

On April 29, 2020, we filed a Current Report on Form 8-K  (the “Form 8-K”) with the SEC indicating that we were relying on the SEC’s Order (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (the “Order”) to extend the deadlines by up to 45 days for filing certain reports made under the Exchange Act. We relied on the Order to delay the filing of information required in Part III of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Part III Information”), which we have included in this Proxy Statement, due to the circumstances related to the COVID-19 pandemic. As disclosed in the Form 8-K, the unprecedented spread of COVID-19 and related federal, state and local restrictions caused the closure of our principal offices, and limited access to our facilities and books and records, resulting in limited support from and access to key personnel, as well as communications and similar delays among such persons. Additionally, management has had to devote significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to file the Part III Information. These disruptions and limited support, in turn, delayed our ability to complete our internal and external review process, and finalize and file the Part III Information without compromising the health and safety of key personnel involved in its completion because of the ongoing COVID-19 pandemic.

PROPOSAL 1 | ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected. Based on the recommendation received from our Nominating and Corporate Governance Committee, our Board proposes that each of the nominees, all of whom are currently serving as directors, be elected for a new term expiring at the 2021 annual meeting or when their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. If any one of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board. Our Board does not presently contemplate that any of the nominees will become unavailable for election.

As previously disclosed, Michael D. Hannell retired on April 8, 2020, and is not standing for re-election. The Company and our directors extend their sincere appreciation for his dedicated service as a member of Sundance’s Board of Directors. Pursuant to resolutions adopted by the Board, immediately following the effectiveness of Mr. Hannell’s retirement, the authorized directors serving on the Board was reduced from eight to seven.

Nominees

The information provided below is biographical information about each of the nominees, as well as a description of the experience, qualifications, attributes or skills that led the Board to conclude that the individual should be nominated for election as a director of the Company. The biographical information set forth below reflects the period during which each nominee has served as a director or executive officer of Sundance Energy Inc. For those individuals who served as directors or executive officers of SEAL immediately prior to the Redomiciliation, the specified period also includes their periods of service as directors or executive officers of SEAL.

Stephen J. McDaniel
Director and Chairman Director since: 2019 Independent: Yes Age: 58 Committees: • Nominating and Corporate Governance (Chair)	Stephen J. McDaniel was appointed to the Board in December 2019, and is our current Chairman. Mr. McDaniel has also served as an independent director of Ultra Petroleum Corporation since 2006, and is also presently serving on the Board of Directors of Encino Energy, a $2 billion private exploration and production company, and Bazean Corporation, an oil and gas focused technology company. Mr. McDaniel previously served as a director of Midstates Petroleum Company, where he was previously President and Chief Executive Officer and, later, non-executive Chairman. Since 2013, Mr. McDaniel has served on the Executive Board of the Lone Star Chapter of Big Brothers Big Sisters. His previous experience included approximately ten years of oil and gas investment banking, the majority of which was with Merrill Lynch where he held the position of Managing Director. He began his career with Conoco in 1983 where he held a variety of engineering, operations, and business development positions. Mr. McDaniel holds a Bachelor of Science in Petroleum Engineering from Louisiana State University. The Board believes that Mr. McDaniel possesses specific attributes that qualify him to serve as a director of the Company, including his significant oil and gas managerial and operational experience, his energy investment banking background, and his financial expertise.

Eric P. McCrady
Director and Chief Executive Officer Director since: 2011 Independent: No Age: 43	Eric P. McCrady has served as our Chief Executive Officer since April 2011, and as a member of the Board since November 2011. He also served as our Chief Financial Officer from June 2010 until becoming Chief Executive Officer in 2011. Mr. McCrady also serves as a director and Chief Executive Officer of Sundance Energy, Inc., a Colorado corporation, which is our primary operating subsidiary. Mr. McCrady has over 20 years of entrepreneurial experience and he continues to lead the Sundance team that built a 47,000 net acre position in the Eagle Ford through asset acquisitions and direct leasing, including the 2018 acquisition of approximately 22,000 net acres from Pioneer and its partners. Previously Mr. McCrady and the Sundance team built and successfully monetized positions in the Williston, DJ and Anadarko basins. Prior to Sundance Energy, McCrady had over 6 years focused on corporate finance, acquisitions, divestitures, and merger and acquisition arena specific to the energy sector, while at The Broe Group, a Denver-based private investment firm, as well as being the a founder and member of Trilogy Resources, a DJ Basin startup that was successfully sold in 2013.

Mr. McCrady holds a Bachelor of Science in Business Administration from the University of Colorado, Boulder. The Board believes that Mr. McCrady’s background in finance, together with his extensive knowledge of the energy industry, makes him qualified to serve as a director of the Company.

Judith D. Buie
Director Director since: 2019 Independent: Yes Age: 50 Committees: • Audit • Reserves	Judith D. Buie was appointed to the Board in February 2019. Ms. Buie has spent over 25 years in the upstream oil and gas business tailoring investment strategies to capture upside and mitigate risk, leading business development initiatives, and managing oil and gas fields through different commodity and asset life cycles. Ms. Buie currently serves on the Board of Directors for Enerplus Corporation, a North American oil and gas exploration and production company listed on the TSX and NYSE, on the Board of Directors for FlowStream Vintage I Ltd, a private international company which owns oil and gas revenue streams, and is an Oil and Gas Industry Advisor to KKR, a leading global investment firm. From 2012 to 2017, Ms. Buie was Co-President and senior vice president of engineering for RPM Energy Management LLC, a private company which works exclusively with KKR to evaluate and manage oil and gas investments, including multiple joint ventures in the Eagle Ford. Prior to RPM, she held a variety of leadership and technical positions with Newfield Exploration, BP, Vastar Resources, and ARCO. Ms. Buie received a Bachelor of Science in Chemical Engineering from Texas A&M University. The Board believes that Ms. Buie’s extensive upstream and executive management experience makes her qualified to serve as a director of the Company.

Damien A. Hannes
Director Director since: 2009 Independent: Yes Age: 63 Committees: • Audit • Compensation (Chair)	Damien A. Hannes has been a director since August 2009. Mr. Hannes has over 25 years of finance, operations, sales and management experience. He has most recently served over 15 years as a managing director and a member of the operating committee, among other senior management positions, for Credit Suisse’s listed derivatives business in equities, commodities and fixed income in its Asia Pacific region. From 1986 to 1993, Mr. Hannes was a director for Fay Richwhite Australia, a New Zealand merchant bank. Prior to his tenure with Fay Richwhite, Mr. Hannes was the director of operations and chief financial officer of Donaldson, Lufkin and Jenrette Futures Ltd, a U.S. investment bank. He has successfully raised capital and developed and managed mining, commodities trading and manufacturing businesses in the global market. He holds a Bachelor of Business degree from the NSW University of Technology in Australia and subsequently completed the Institute of Chartered Accounts Professional Year before being seconded into the commercial sector. The Board believes that Mr. Hannes’ extensive finance background specific to the oil and gas industry makes him qualified to serve as a director of the Company, as well as an audit committee financial expert under the SEC guidelines.

H. Weldon Holcombe
Director Director since: 2012 Independent: Yes Age: 67 Committees: • Compensation • Reserves (Chair)	H. Weldon Holcombe has been a director since December 2012. Mr. Holcombe has over 30 years of onshore and offshore U.S. oil and gas industry experience, including technology, reservoir engineering, drilling and completions, production operations, construction, field development and optimization, Health, Safety and Environmental (“HSE”), and management of office, field and contract personnel. Most recently, Mr. Holcombe served as the Executive Vice President, Mid Continental Region, for Petrohawk Energy Corporation from 2006 until its acquisition by BHP Billiton in 2011, after which Mr. Holcombe served as Vice President of New Technology Development for BHP Billiton’s Petroleum Division. In his capacity as Executive Vice President for Petrohawk Energy Corporation, Mr. Holcombe managed development of leading unconventional resource plays, including the Haynesville, Fayetteville and Permian areas. In addition, Mr. Holcombe served as President of Big Hawk LLC, a subsidiary of Petrohawk Energy Corporation, a provider of basic oil and gas construction, logistics and rental services. Mr. Holcombe also served as corporate HSE officer for Petrohawk and joint chairperson of the steering committee that managed construction and operation of a gathering system in Petrohawk’s Haynesville field with one billion cubic feet of natural gas production per day capacity. Prior to Petrohawk, Mr. Holcombe served in a variety of senior level management, operations and engineering roles for KCS Energy and Exxon. Mr. Holcombe has also provided managerial, operational and technical consulting to various companies operating in the Haynesville, Eagle Ford and Permian basins. Mr. Holcombe holds a Bachelor of Science degree in civil engineering from the University of Auburn. The Board believes that Mr. Holcomb’s extensive experience and knowledge of oil and gas exploration, geology, reservoir engineering, operations and management makes him qualified to serve as a director of the Company.

Neville W. Martin
Director Director since: 2012 Independent: Yes Age: 72 Committees: • Nominating and Corporate Governance • Reserves	Neville W. Martin has been a director since January 2012. Mr. Martin has over 40 years of experience as a lawyer specializing in corporate law and mining, oil and gas law. He was formerly a partner of and a consultant to the Australian law firm, Minter Ellison. Mr. Martin has served as a director on the boards of several Australian companies listed on the Australian Securities Exchange, including Stuart Petroleum Ltd from 1999 to 2002, Austin Exploration Ltd. from 2005 to 2008 and Adelaide Energy Ltd from 2005 to 2011. Mr. Martin is the former state president of the Australian Resource and Energy Law Association. Mr. Martin holds a Bachelor of Laws degree from Adelaide University. The Board believes that Mr. Martin’s extensive experience in the oil and gas industry, and his legal experience representing a diverse set of industry clients, makes him qualified to serve as a director of the Company.

Thomas L. Mitchell
Director Director since: 2018 Independent: Yes Age: 60 Committees: • Audit (Chair) • Compensation	Thomas L. Mitchell has been a director since October 2018. Since 2009, Mr. Mitchell has served on the board of Hines Global REIT, Inc., a public real estate investment trust managed by Hines Interests, and as a member of the board of directors of EPIC Midstream Holdings GP LLC since March 2020. Also, from March 2014 to April 2017 Mr. Mitchell served on the board of directors of EnLink Midstream Partners, LP and EnLink Midstream, LLC. From February 2014 to April 2017, Mr. Mitchell served as Executive Vice President and Chief Financial Officer of Devon Energy Corporation, where he lead the finance and business development organizations, and also helped the company successfully strengthen its asset quality and margins by repositioning Devon’s oil and gas portfolio through the strategic acquisition of Felix Energy, and sister midstream company Tall Oak. Previously, Mr. Mitchell served as Executive Vice President and Chief Financial Officer and a member of the board of directors of Midstates Petroleum Company, a private equity-funded exploration and production company. While there, Mr. Mitchell led the initial public offering listing of the company on the New York Stock Exchange in April 2012. From November 2006 to September 2011, Mr. Mitchell served as the Senior Vice President, Chief Financial Officer of Noble Corporation, a publicly-held offshore drilling contractor for the oil and gas industry. Mr. Mitchell began his career in public accounting with Arthur Andersen & Co. where he practiced as a Certified Public Accountant (currently inactive), then, in 1989 entered the oil and gas industry at Apache Corporation where he spent eighteen years in various finance and commercial roles, the last being Vice President and Controller. Mr. Mitchell graduated from Bob Jones University with a B.S. in Accounting. The Board believes that Mr. Mitchell’s extensive finance, accounting and executive management experience makes him qualified to serve as a director of the Company, as well as an audit committee financial expert under the SEC guidelines.

Director Skills

The Board is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that complement our business strategy. Our nominees, individually and as a group, possess numerous skills and experience that are highly relevant for an upstream energy company, as shown below:

Key Skills	Aggregate No. of Directors
Energy Industry Experience	7
Executive Management	6
Financial Literacy/Accounting	6
Health, Safety and Environment	2
Governance and Regulatory	4
Risk Management	4

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of the votes cast” means the number of votes cast “for” such nominee exceeds the number of votes cast “against” such nominee. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

The Board of Directors recommends that you vote FOR each of the seven nominees.

Corporate Governance

GeneraL

The Board has adopted a Code of Ethics and Business Conduct and charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Reserves Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Ethics and Business Conduct in the “Corporate Governance” section of the “About” page of our website located at www.sundanceenergy.net, or by writing to Investor Relations at our offices at 1050 17th Street, Suite 700, Denver, Colorado 80265.

The Board holds regular and special meetings and spends such time on the affairs of the Company as its duties require. During 2019, the Board held 14 meetings. The Board also meets regularly in non-management executive sessions in accordance with Nasdaq listing rules. Our Chairman provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors. During 2019, all incumbent directors of the Company attended at least 75% of the meetings of the Board and the committees on which they served.

We do not maintain a formal policy regarding director attendance at the Annual Meeting. Absent compelling circumstances, all directors are expected to attend annual meetings in person or online (as applicable) or telephonically.

Board Composition

Our Board consists of seven members, each of whom are being nominated for election at the Annual Meeting, being: Stephen J. McDaniel, Eric P. McCrady, Judith D. Buie, Damien A. Hannes, H. Weldon Holcombe, Neville W. Martin, and Thomas L. Mitchell.

As set forth in our bylaws, each of our directors is elected to serve from the time of election and qualification until the next annual meeting following such election and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancies or newly created directorships on the Board may be filled only by a majority vote of the remaining directors on the Board.

Director Independence

Our Board makes all determinations with respect to director independence in accordance with Nasdaq listing rules and the rules and regulations promulgated by the SEC. The actual determination of whether a director is independent is made by the Board on a case-by-case basis.

In connection with its preparation for the Annual Meeting, the Board undertook its annual review of director independence and considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, and has determined that, except for Mr. Eric P. McCrady, our current Chief Executive Officer, none of the current directors standing for election at the Annual Meeting, specifically, Stephen J. McDaniel, Judith D. Buie, Damien A. Hannes, H. Weldon Holcombe, Neville W. Martin, and Thomas L. Mitchell, have a material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and each of these directors is independent. In making its determination, the Board applied Nasdaq listing standards and SEC rules and regulations.

Director Qualifications

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Although we do not maintain a formal policy for the consideration of director candidates recommended by our stockholders, in such circumstances, the Nominating and Corporate Governance Committee will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to recommend an individual for nomination should send that person’s name and supporting information to the Nominating and Corporate Governance Committee: c/o Chief Financial Officer, Sundance Energy Inc., 1050 17th Street, Suite 700, Denver, Colorado 80265.

When identifying prospective director nominees, or reevaluating our current directors, our Board, with assistance from the Nominating and Corporate Governance Committee, considers minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company.

Additionally, although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of skills, knowledge, attributes and experiences that cover the spectrum of areas that affect our business. The Nominating and Corporate Governance Committee assesses whether the mix of skills, experience and background of our Board as a whole is appropriate for us. Our Board periodically reviews and assesses the effectiveness of its practices, including with respect to board diversity, used in considering potential director candidates.

Majority Vote in Director Elections

Pursuant to our bylaws, in an election of directors at a meeting of stockholders at which a quorum is present, (i) if the number of nominees exceeds the number of directors to be elected (a “contested election”), directors shall be elected by a plurality of the votes cast by the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at such meeting and (ii) in an election of directors that is not a contested election (an “uncontested election”), such as that being held at the Annual Meeting, directors shall be elected by a majority of the votes cast by the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at such meeting. For purposes of the bylaws, in an uncontested election, a “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Pursuant to our bylaws, in an uncontested election, any nominee for director who is serving as a director (an incumbent) who receives a greater number of votes “against” his or her election than votes “for” such election (a “majority against vote”) shall tender his or her resignation. Within 90 days, the Board is required to decide whether to accept or reject the resignation, and publicly disclose its rationale for the decision.

Board Leadership Structure and Risk Oversight

Our Board has separated the Chairman and Chief Executive Officer roles. We believe that this leadership structure permits the Chief Executive Officer to focus his attention on managing our business and allows the Chairman to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company’s management and affairs. Our Chairman provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors. Our Chief Executive Officer is responsible for setting the Company’s strategic direction and for the day-to-day leadership performance of the Company. Based on current circumstances, the direction of the Company and the experienced membership of our Board, our Board believes that separate roles for our Chairman and our Chief Executive Officer, coupled with a majority of independent directors and strong corporate governance guidelines, is the most appropriate leadership structure for our Company and its stockholders at this time.

Our independent directors are involved in the leadership structure of our Board by serving on our Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Reserves Committee, each having a separate independent chairperson. Each committee chair provides independent leadership for purposes of many important functions delegated by our Board of directors to such committee. Our Nominating and Corporate Governance Committee oversees the periodic assessment of the Board and its committees.

Our management is responsible for our day-to-day risk management activities. Our Board oversees the implementation of risk mitigation strategies by management and encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks, including cybersecurity risks, at management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for the oversight of risks relating to our financial statements, auditing and financial reporting processes, key credit risks, liquidity risks and market risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure. With regard to cybersecurity, we seek to maintain the security of computers, computer networks and data storage resources, and regularly review and discuss best practices with regard to cybersecurity.

Board Committees

The standing committees of the Board are the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Reserves Committee. Each of the standing committees is governed by a charter, and a copy of the charters of each of these committees is available on the Company’s website at www.sundanceenergy.net under the heading “About—Corporate Governance.” Director membership of all of our standing committees for 2020 is set forth below. The following table identifies the current members of each committee:

Name of Director	Audit	Nominating and Corporate Governance	Compensation	Reserves
Stephen J. McDaniel		Chair
Judith D. Buie	X			X
Damien A. Hannes	X		Chair
H. Weldon Holcombe			X	Chair
Neville W. Martin		X		X
Thomas L. Mitchell	Chair		X

Audit Committee

The Audit Committee assists the Board in monitoring:

•	our accounting and financial reporting processes and the integrity of our financial statements;
•	audits of our financial statements and the appointment, compensation, qualifications, independence and performance of any independent registered public accounting firm;

•	compliance with legal and regulatory requirements; and
•	our internal audit function, internal accounting controls, disclosure controls and procedures and internal control over financial reporting.

As of June 12, 2020, the Audit Committee consisted of Judith D. Buie, Damien A. Hannes and Thomas L. Mitchell, each of whom is independent under the rules of the SEC and Nasdaq listing rules. Mr. Mitchell is the chair of the Audit Committee. SEC rules require a public company to disclose whether or not its audit committee has an “audit committee financial expert” as defined by applicable SEC rules and regulations. Our Board has determined that each of Messrs. Mitchell and Hannes is an “audit committee financial expert.” During 2019, the Audit Committee met six times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has the following responsibilities:

•	identifies individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•	develops, recommends to the Board, and assesses corporate governance policies for the Company; and
•	oversees the periodic self-evaluations of management and the Board and its committees.

As of June 12, 2020, the Nominating and Corporate Governance Committee consisted of Stephen J. McDaniel and Neville W. Martin, each of whom is independent under the rules of the SEC and Nasdaq listing rules. Mr. McDaniel is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. During 2019, the Nominating and Corporate Governance Committee met four times.

Compensation Committee

The Compensation Committee has the following responsibilities:

•	determine or make recommendations to the Board regarding the compensation of the CEO and the other executive officers;
•	make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•	exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans, equity-based plans covering executive officers and senior management; and
•	review and discuss with management our compensation disclosures if required by SEC rules.

As of June 12, 2020, the Compensation Committee consisted of Damien A. Hannes, H. Weldon Holcombe and Thomas L. Mitchell, each of whom is independent under the rules of the SEC and Nasdaq listing rules. Mr. Hannes is the chair of the Compensation Committee. The Compensation Committee has sole authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information and analysis regarding executive and director compensation. These consultants report directly to and may meet separately with the Compensation Committee and may consult with the Compensation Committee chair between meetings. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chair may determine.

The Compensation Committee has selected Meridian Compensation Partners, LLC to serve as a consultant to the Compensation Committee on compensation-related issues. During 2019, the Compensation Committee met four times.

Reserves Committee

The Reserves Committee is responsible for monitoring the integrity of the Company’s oil, natural gas, and natural gas liquid reserves, the independence and qualifications of the Company’s independent reserve evaluators, the performance of the Company’s independent reserve evaluators, and our compliance with legal and regulatory requirements.

As of June 12, 2020, the Reserves Committee consisted of Judith D. Buie, H. Weldon Holcombe and Neville W. Martin. Mr. Holcombe is the chair of the Reserves Committee. During 2019, the Reserves Committee met two times.

Environmental, Social and Governance

We believe that it is of the utmost importance to conduct our business in a way that is consistent with our reputation of operating in a responsible and ethical manner that will serve to protect our employees and contractors, and the lands on which we operate, while supporting the communities in which we live and work. Consistent with this mission the Board, along with management, oversees the Company’s environmental, social and governance programs with a focus on long-term, sustainable investments in our operations, team member development, and protecting the environment in the best interests of all of our stakeholders. The Board is also committed to effective and sustainable corporate governance, which we believe strengthens Board and management accountability, promotes the long-term interests of our shareholders, and helps build public trust in our Company.

Communications with Directors

The Board has established a process to receive communications from stockholders and other interested parties by mail. Shareholders and other interested parties may contact any member of the Board, any Board committee or the entire Board. Our Chief Financial Officer is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate. To communicate with the Board, any individual director or any committee of directors, correspondence should be addressed to the Board. All such correspondence should be sent to: c/o Chief Financial Officer, Sundance Energy Inc., 1050 17th Street, Suite 700, Denver, Colorado 80265.

Any communications to the Company from one of the Company’s officers or directors will not be considered “shareholder communications.” Communications to the Company from one of the Company’s employees or agents will only be considered “shareholder communications” if they are made solely in such employee’s or agent’s capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act will not be viewed as “shareholder communications.”

PROPOSAL 2 | APPROVAL OF OUR 2020 EQUITY INCENTIVE PLAN

On June 10, 2020 the Board adopted, subject to stockholder approval, the Sundance Energy Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan provides for the ability of the Board to grant of stock options, stock appreciation rights (“SAR”), restricted stock, dividend equivalents, restricted stock units (“RSU”) and other stock or cash-based awards to our employees, consultants and directors, subject to criteria as determined by the Board. An initial pool of 750,000 shares of our Common Stock will be authorized for issuance under the 2020 Plan. The 2020 Plan is described in more detail below, and a copy of the 2020 Plan is attached to this Proxy Statement as Appendix A.

The 2020 Plan is intended to replace the long-term incentive plan of our predecessor, Sundance Energy Australia Limited, which was suspended in connection with the Company’s Redomiciliation in 2019. If the 2020 Plan is not approved by our stockholders, the 2020 Plan will not become effective, and we will have no way to provide tailored equity-based compensation grants to attract, retain and reward our employees, consultants and non-employee directors.

In assessing the number of shares to be authorized for issuance under the 2020 Plan, our Compensation Committee considered, among other things, our compensation philosophy and practices, our anticipated compensation needs in light of our current employee headcount, our historic burn rate during the past three years, overhang and dilution to our stockholders, and the publicly-available position of certain stockholder advisory firms and institutional investors.

The Board has determined that the 2020 Plan is in the best interest of the Company and its stockholders and has recommended that the Company’s stockholders approve the 2020 Plan.

Purpose of the 2020 Plan

The purpose of the 2020 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities. Equity awards are intended to motivate high levels of performance, align the interests of our employees, directors, and consultants with those of our stockholders by giving these individuals the perspective of an owner with an equity stake in our Company and provide a means of recognizing their contributions to the success of our Company. Our Board and our management team believe that long-term equity incentive awards are necessary to remain competitive in the market and are essential to recruiting and retaining the highly qualified employees who help our Company meet its goals.

Effective Date and Expiration

The 2020 Plan was adopted by the Board on June 10, 2020 (the “Board Approval Date”), subject to stockholder approval. The 2020 Plan will become effective on the date of stockholder approval of the 2020 Plan (the “Effective Date”). The 2020 Plan will remain in effect until it is terminated by the Board, except that no incentive stock options (“ISOs”) may be granted on or after the tenth anniversary of the Board Approval Date (other than where the Board approves an increase in the shares available under the 2020 Plan and submits such increase for stockholder approval). No award may be made under the 2020 Plan after the Plan is terminated by the Board, but awards made prior to such date may extend beyond that date.

Eligibility and Administration

Our employees, consultants and directors, and the employees and consultants of our subsidiaries and any parent company, will be eligible to receive awards under the 2020 Plan, but only employees of the Company and subsidiary corporations may be granted ISOs. As of June 10, 2020, there were six non-employee directors, zero consultants and 62 employees who would have been eligible for awards under the 2020 Plan.

The 2020 Plan will be administered by the Compensation Committee of the Board, which may delegate its duties and responsibilities to committees of our directors or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under applicable laws, including Section 16 of the Exchange Act, and stock exchange rules, as applicable. The full Board, acting by a majority of its members in office, shall conduct the general administration of the 2020 Plan with respect to awards granted to non-employee directors. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2020 Plan, subject to its express terms and conditions. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2020 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2020 Plan.

Shares Available for Award

The aggregate number of shares of Common Stock that will be authorized for issuance under the 2020 Plan will equal 750,000 shares, which amount may be adjusted for changes in our capitalization and certain corporate transactions. No more than 750,000 shares may be issued upon the exercise of ISOs.

Based on the closing price on the Nasdaq for our Common Stock on June 5, 2020 of $3.33 per share, the aggregate market value as of that date of the 750,000 shares of Common Stock available under the 2020 Plan was $2,497,500.

If shares subject to an award under the 2020 Plan are forfeited or expire or such award is settled for cash (in whole or in part) following the date the stockholders approve the 2020 Plan, such shares will again be available for new grants under the 2020 Plan. However, the 2020 Plan does not allow the shares available for grant under the 2020 Plan to be recharged or replenished with shares that:

•	are tendered or withheld to satisfy the exercise price of the option;
•	are tendered or withheld to satisfy tax withholding obligations for an award;
•	are subject to a SAR but are not issued in connection with the stock settlement of the SAR; or
•	are purchased by us on the open market with cash proceeds from the exercise of options.

Awards granted under the 2020 Plan in substitution for any options or other stock or stock-based awards granted by an entity before the entity’s merger or consolidation with us (or any of our subsidiaries) or our (or any subsidiary’s) acquisition of the entity’s property or stock will not reduce the shares available for grant under the 2020 Plan (“Substitute Awards”).

Provisions of the 2020 Plan Relating to Director Compensation

The 2020 Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the 2020 Plan’s limitations. The Board or its authorized committee may modify non-employee director compensation from time to time in the exercise of its business judgment, taking into account factors, circumstances and considerations as it deems relevant from time to time, provided that the sum of any cash or other compensation and the grant date fair value of any equity awards granted as compensation for services as a non-employee director may not exceed $1,000,000 in any fiscal year.

2020 Plan Awards

The 2020 Plan provides for the grant of stock options, including ISOs, and non-qualified stock options (“NSOs”), SARs, restricted stock, RSUs, performance awards, dividend equivalents, stock payments and deferred stock awards. Certain awards under the 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2020 Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of Common Stock, but the plan administrator may provide for cash settlement of any award.

Awards granted under the 2020 Plan will become vested over a period of not less than one year (measured from the commencement of the applicable service or performance period), and no portion of an award may become vested prior to the first anniversary of the date of grant, provided that (i) the plan administrator may waive such vesting restrictions upon the holder’s death, disability, retirement or other termination of service or in connection with a change in control or certain other corporate transactions, and (ii) the following awards may be granted without respect to such minimum vesting provisions: (A) awards that result in the issuance of an aggregate of up to 5% of the shares available for issuance under the 2020 Plan, (B) Substitute Awards, (C) awards to non-employee directors which vest on the earlier of the one year anniversary of grant and the next annual meeting of our stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (D) awards that may only be settled in cash. Further, the minimum vesting requirements do not affect our ability to take certain actions in the case of a capitalization event, acquisition, liquidation or other corporate event under Section 12.2 of the 2020 Plan. A brief description of each award type is set forth below:

•	Stock Options. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain Substitute Awards granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and other conditions.

•	Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR will not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction), and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and other conditions.

•	Restricted Stock. Restricted stock is an award of non-transferable shares of our Common Stock that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, which generally include the right to receive dividends and other distributions in relation to the award. The terms and conditions applicable to restricted stock will be determined by the plan administrator, subject to the conditions and limitations contained in the 2020 Plan.

•	Restricted Stock Units. RSUs are unsecured contractual promises to deliver shares of Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2020 Plan.

•	Performance Awards. Performance awards may be granted on an individual or group basis. Generally, these awards will be based upon the attainment of specific performance goals that are established by the plan administrator and relate to one or more performance criteria on a specified date or dates determined by the plan administrator. Performance awards may be paid in cash, shares or a combination of both.

•	Dividends and Dividend Equivalents. Dividend equivalents may be granted pursuant to the 2020 Plan, except that no dividend equivalents may be payable with respect to options or SARs pursuant to the 2020 Plan. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares. Dividend equivalents that are granted by the plan administrator that are based on dividends paid prior to the underlying award’s vesting may not be paid out until, and only to the extent that, such underlying award vests and except as may be permitted in the case of a capitalization event under Section 12.2 of the 2020 Plan, in no event may any award provide for a participant’s receipt of any dividends prior to the vesting of such award.

•	Other Stock or Cash-Based Awards. Other stock or cash-based awards may be granted pursuant to the 2020 Plan. Other stock or cash based awards are cash payments, cash bonus awards, stock payments, stock bonus awards, incentive awards, deferred stock, deferred stock units, or performance awards which are linked to or derived from shares of Common Stock or value metrics related to Common Stock, and may remain forfeitable unless and until specified conditions are met. Such awards will be paid in stock, cash, or a combination of stock and cash, in the plan administrator’s discretion, and may, but need not, be available as a form of payment in the settlement of other awards granted under the 2020 Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled. These stock or cash based awards may, but need not, be made in lieu of compensation to which a participant is otherwise entitled. Deferred stock and deferred stock units may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

Payment Methods

The plan administrator determines the methods by which payments by any award holder with respect to any awards granted under the 2020 Plan may be paid, the form of payment, including, without limitation: (i) cash or check; (ii) shares of Common Stock issuable pursuant to the award or held for such period of time as may be required by the plan administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (iii) delivery of a written or electronic notice that the award holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale; or (iv) other form of legal consideration acceptable to the plan administrator. However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act is permitted to make payment with respect to any awards granted under the 2020 Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by the Company as set forth in Section 13(k) of the Exchange Act. Only whole shares of Common Stock may be purchased or issued pursuant to an award. No fractional shares shall be issued and the plan administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Prohibitions on Repricing

Under the 2020 Plan, the plan administrator may not, except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of our stockholders, authorize the repricing of any outstanding option or SAR to reduce its price per share (whether by a direct price reduction or by the cancellation of an option or SAR in exchange for an option or SAR with a lower exercise price), or cancel any option or SAR in exchange for cash or another award when the price per share exceeds the “fair market value” (as that term is defined in the 2020 Plan) of an underlying share.

Certain Transactions

In connection with certain corporate transactions and events affecting our Common Stock or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2020 Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the 2020 Plan and replacing or terminating awards under the 2020 Plan.

In the event of a “change in control” of the company (as defined in the 2020 Plan), to the extent that the surviving entity declines to assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction, all forfeiture restrictions with respect to such awards will lapse, and all performance criteria with respect to such awards will be deemed achieved at the applicable target level (or such other level as may be provided in a participant’s award agreement or any other written agreement between the participant and the Company). Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion.

Foreign Participants, Clawback Provisions, Transferability and Participant Payments

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to any company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the 2020 Plan are generally non-transferable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2020 Plan, the plan administrator may, in its discretion, allow a holder to elect to have the Company withhold shares otherwise issuable under an award (or allow the surrender of shares) to satisfy such obligations.

Amendment or Discontinuance of the 2020 Plan

The Board or the Compensation Committee may amend or terminate the 2020 Plan at any time; provided, however, that, except to the extent permitted by the 2020 Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (i) increase the number of shares available under the 2020 Plan, (ii) reduce the per share exercise price of any outstanding option or SAR, and (iii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. The 2020 Plan will remain in effect until terminated by the Board in accordance with the terms of the Plan, provided however that no ISOs may be granted on or after the tenth anniversary of the later of (i) its approval by the Board or (ii) the date that the Board adopted the most recent increase in the share reserve, which must be approved by the stockholders. No awards may be granted under the 2020 Plan after its termination.

Federal Income Tax Consequences Associated with the 2020 Plan

The federal income tax consequences of the 2020 Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the 2020 Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2020 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Stock Options and Stock Appreciation Rights

A 2020 Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an “incentive stock option” as defined in Section 422 of the Code. The 2020 Plan permits the grant of options that are intended to qualify as ISOs, as well as options that are not intended to so qualify; however, ISOs may be granted only to our employees and employees of our subsidiary or parent corporations, if any. Upon exercising an option that does not qualify as an ISO when the fair market value of our stock is higher than the exercise price of the option, a 2020 Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an ISO, a 2020 Plan participant generally will not recognize taxable income, and we will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of ISO shares, the participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

We will not be entitled to any tax deduction if the participant makes a qualifying disposition of ISO shares. If the participant makes a disqualifying disposition of the shares, we should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a SAR, a 2020 Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted Stock and Restricted Stock Units

A 2020 Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the payment of RSUs, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a 2020 Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of Common Stock on the date of grant, less the amount paid, if any, for such shares. We should be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

Dividend Equivalents, Stock Payment Awards and Cash-Based Awards

A 2020 Plan participant generally will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, or other stock-based awards or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Section 409A of the Code

Certain types of awards under the 2020 Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal income tax (and, potentially, certain interest penalties). To the extent applicable, the 2020 Plan and awards granted under the 2020 Plan will generally be structured and interpreted in a manner intended to comply with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A of the Code. However, the Company makes no representations or warranties as to the tax treatment of any award, and the Company has no obligation to take any action to avoid imposition of taxes, penalties, or interest and will have no liability to any participant or other person in the event any award is subject to taxes, penalties, or interest under Section 409A of the Code.

Section 162(m) of the Code

Under Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including, without limitation, base salary, annual bonus, stock option exercises, and restricted stock vesting) for certain current or former executive officers exceeds $1 million in any one taxable year. The Compensation Committee believes that deductibility of executive compensation is only one of several important considerations in setting compensation and reserves the right to approve executive compensation arrangements that are not fully tax deductible if it believes that doing so is in the best interests of the Company or our stockholders.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2020 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

State and local tax consequences may, in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the 2020 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

New Plan Benefits

Awards under the 2020 Plan are subject to the discretion of the plan administrator, and no determinations have been made by the plan administrator as to any future awards that may be granted pursuant to the 2020 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2020 Plan.

Interests of Certain Persons

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2020 Plan because they may, in the future receive awards under the 2020 Plan. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors and officers by adopting the 2020 Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2020 Plan. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions will have the same effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.

The Board of Directors recommends that you vote FOR approval of the Sundance Energy Inc. 2020 Equity Incentive Plan.

PROPOSAL 3 | RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for the year ending December 31, 2020, and the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.

The Company has been advised by Deloitte that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as auditors.

The Company has been advised that representatives of Deloitte will be present at the Annual Meeting and will be available to respond to appropriate questions and make a statement if they desire to do so.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2020. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so. Abstentions will have the effect as a vote cast against the proposal.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2019 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed the independent registered public accounting firm’s independence from the Company, with the independent registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Thomas L. Mitchell (Chair)

Judith D. Buie

Damien A. Hannes

Fees of Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Deloitte for the audit of the Company’s annual financial statements for the years ended December 31, 2019 and 2018, and fees for other services rendered by Deloitte during those periods, all of which were approved by the Audit Committee:

	2019	2018
Audit fees	775,915	710,835
Audit-related fees	-	-
Tax fees	-	-
All other fees	179,170	58,721
Total	955,085	769,556

Audit Fees

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Such services can only be provided by our principal accountants.

Fees for the year ended December 31, 2019 included approximately $172,000 for one-time audit-services performed on our conversion of historical accounting records from IFRS to GAAP in connection with our Redomiciliation. Fees for the year ended December 31, 2018 included approximately $155,500 for one-time audit services performed on our 2018 Eagle Ford acquisition, equity raise, debt refinancing and implementation of new accounting pronouncements.

Audit-Related Fees

We did not incur any audit-related fees in 2019 or 2018.

Tax Fees

We did not incur any fees for tax advice, planning and other services in 2019 or 2018.

All Other Fees

During 2019 and 2018, we engaged Deloitte & Touche LLP’s advisory services group to analyze our previously filed severance tax returns and other relevant information to identify additional marketing cost deductions and statutory exemptions not previously taken by the Company.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers:

Name	Age	Position
Eric P. McCrady[1]	43	Chief Executive Officer
Cathy L. Anderson[2]	64	Chief Financial Officer

(1)	See biography on page 7 of this Proxy Statement.

(2)	Cathy L. Anderson has served as our Chief Financial Officer since December 2011. Ms. Anderson has over 30 years of experience, primarily in the oil and gas industry, and has extensive experience in budgeting and forecasting, regulatory reporting, corporate controls, and financial analysis and reporting. Prior to joining us in 2011, Ms. Anderson had been a consultant to companies in the oil and gas industry since 2006. Ms. Anderson held various positions, including Chief Financial Officer of Optigas, Inc., a natural gas gathering, processing, and marketing company, from 2005 to 2006 and Vice President of Internal Audit and Consulting for TeleTech Holdings, Inc., a Nasdaq-listed global service firm providing outsourced customer management, from 2002 to 2004. From 1993 to 1999, Ms. Anderson was the Controller and Chief Accounting Officer of NYSE-listed Key Production Company, Inc. (predecessor to Cimarex Energy). She began her career in 1985 with Arthur Andersen, LLP. Ms. Anderson hold a Bachelor of Science in Business Administration with High Honors, emphasis in Accounting, from the University of Montana. She is a certified public accountant.

None of our executive officers is related to any other executive officer or to any of our directors.

Executive and Director Compensation

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. The individuals covered by this executive compensation disclosure are our chief executive officer and our two other most highly compensated executive officers. For 2019, we only had two executive officers. Accordingly, our named executive officers for 2019 were as follows:

Name	Title and Position
Eric P. McCrady	Chief Executive Officer
Cathy L. Anderson	Chief Financial Officer

Executive Compensation Overview and Highlights

Our Compensation Committee strives to develop an executive compensation program designed to attract and retain talented executives, reward and encourage maximum corporate and individual performance, and ensure that our executives’ interests are aligned with the interests of our stockholders. In evaluating, designing and implementing our executive compensation program, our Compensation Committee considers the latest industry trends and compensation best practices. The highlights of our executive compensation program include the following:

•	In January 2020, we entered into new employment agreements with both Eric McCrady, our chief executive officer, and Cathy Anderson, our chief financial officer. These employment agreements each include a “double trigger” change of control provision with respect to the vesting of equity awards granted to Mr. McCrady and Ms. Anderson. The material terms of these employment agreements are summarized below under “Employment Agreements” and “Potential Payments upon Termination or Change in Control.”

•	In April 2020, in response to the impact of the COVID-19 pandemic on the Company and the oil and gas industry generally, Mr. McCrady and Ms. Anderson each voluntarily elected to temporarily reduce their base salaries, with Mr. McCrady reducing his base salary by 25%, and Ms. Anderson reducing her base salary by 20%.

•	To support our liquidity in light of the ongoing COVID-19 pandemic, we have elected to defer 2019 short-term incentive plan (“STI Plan”) payments to our executive officers.

•	During fiscal year 2019, and continuing in fiscal year 2020, a significant portion of our executive pay will be variable and “at risk” in order to align executive compensation with our short-term and long-term financial and strategic goals, and to create long-term stockholder value.

Summary Compensation Table

The following table summarizes, with respect to our named executive officers, information relating to the compensation earned for 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Eric P. McCrady	2019	485,000	—	—	—	41,285(2)	526,285
Chief Executive Officer	2018	482,789	641,883(3)	300,000(4)	275,000(5)	31,022	1,730,694
Cathy L. Anderson	2019	377,500	—	—	—	34,346(6)	411,846
Chief Financial Officer	2018	348,942	294,622(7)	200,000(4)	150,000(5)	24,417	1,017,981

(1)	Amounts reflect the full grant-date fair value of restricted stock units (shown under the heading Stock Awards) granted to each executive officer in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 1 and Note 13 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2) For 2019, includes $21,925 for executive medical and disability coverage, and $16,800 representing company 401(k) contributions, and $2,560 for parking.

(3)	Amount includes RSU awards that vest based upon achievement of Company performance metrics related to Adjusted EBITDAX per debt adjusted share and Company production volume per debt adjusted share for 2019 and 2020. Actual expense under FASB ASC Topic 718 may range from $252,207 to $779,352.

(4)	The Board approved a one-time cash transaction bonus for the CEO and the CFO in recognition for their significant performance and contribution in connection with consummating the transformational Eagle Ford acquisition in April 2018.

(5)	Represents payments made pursuant to the Company’s short-term incentive plan. The amounts shown reflect bonuses earned during 2018, which were ultimately paid during the following fiscal year.

(6)	For 2019, includes $14,986 for executive medical and disability coverage, and $16,800 representing company 401(k) contributions, and $2,560 for parking.

(7) Amount includes RSU awards that vest based upon achievement of Company performance metrics related to Adjusted EBITDAX per debt adjusted share and Company production volume per debt adjusted share for 2019 and 2020. Actual expense under FASB ASC Topic 718 may range from $129,276 to $330,692.

Narrative Disclosure to the Summary Compensation Table

For 2019, the principal elements of compensation provided to the named executive officers were base salaries, restricted stock unit awards, and retirement, health, welfare and additional benefits. Each of our named executive officers are party to an employment agreement, as described below.

Employment Agreements

On January 24, 2020, the Company and its wholly-owned subsidiary Sundance Energy, Inc., a Colorado corporation, entered into employment agreements with each of Eric P. McCrady and Cathy L. Anderson pursuant to which they would serve as the Company’s Chief Executive Officer and Chief Financial Officer, respectively. Each of the employment agreements provide for a three-year term, expiring on January 23, 2023.

 Mr. McCrady’s employment agreement entitles him to receive the following: (i) an annual base salary of $485,000; (ii) an annual cash performance bonus having a target of 100% of his annual base salary, to be based on such criteria and achievements as determined by the Company’s Compensation Committee; (iii) cash or equity awards that may be awarded by the Company’s Compensation Committee in accordance with any long-term incentive plans or equity incentive plans that may be adopted by the Company’s Board from time to time; and (iv) such other benefits, including health insurance and vacation, to the same extent as such benefits are available to the Company’s other executive officers.

Ms. Anderson’s employment agreement entitles her the following: (i) an annual base salary of $377,500; (ii) an annual cash performance bonus having a target of 75% of her annual base salary, to be based on such criteria and achievements as determined by the Company’s Compensation Committee; (iii) cash or equity awards that may be awarded by the Company’s Compensation Committee in accordance with any long-term incentive plans or equity incentive plans that may be adopted by the Company’s Board from time to time; and (iv) such other benefits, including health insurance and vacation, to the same extent as such benefits are available to the Company’s other executive officers.

Mr. McCrady’s and Ms. Anderson’s employment agreements each provide that their respective agreement can be terminated at any time during the term, provided that the Company’s right to terminate is subject to its obligation to make certain severance payments and provide certain other benefits, depending upon the circumstances under which the employment relationship is terminated. The Company is generally not obligated under either of the employment agreements to provide any severance payments or benefits if Mr. McCrady or Ms. Anderson is terminated for good cause, or if Mr. McCrady or Ms. Anderson resign without good reason. If Mr. McCrady’s or Ms. Anderson’s employment agreement is terminated by the Company without good cause, or they resign for good reason, in each case other than in connection with a change of control (as defined in the applicable employment agreement), they will be entitled to receive: (i) a lump sum cash payment equal to the greater of (a) base salary for 24 months (18 months for Ms. Anderson) and (b) the amount of base salary that would have been payable for the remaining portion of the employment term; (ii) the average annual bonus for the two fiscal years prior to the termination; (iii) the target annual bonus for the year in which the termination occurred; and (iv) continued coverage under the Company’s health and welfare benefits programs for the shorter of (A) 12 months following termination (or the end of the original employment term under the employment agreement, whichever is later) and (B) the date on which comparable coverage is obtained under a subsequent employer plan. If Mr. McCrady’s or Ms. Anderson’s employment is terminated by the Company without good cause, or they resign for good reason, in each case within 24 months following a change in control, then they will be entitled to receive the same severance amounts described above, except that they will instead be entitled to receive continued coverage under the Company’s health and welfare benefits programs for the shorter of (1) 18 months following termination (or the end of the original employment term under the employment agreement, whichever is later) and (2) the date on which comparable coverage is obtained under a subsequent employer plan, as well as the accelerated vesting of any outstanding long term incentive awards, with any such awards that are subject to performance-based vesting becoming payable at the target level and in an amount that is pro-rated to reflect the portion of the applicable performance or vesting period prior to termination.

Annual Cash Bonuses under STI Plan

The available bonus pool under our STI Plan is based on a percentage of each employee’s annual base salary. As described under “Employment Agreements” above, the target bonus for our Chief Executive Officer is 100% of base salary, and for our Chief Financial Officer 75% of base salary.

On an annual basis, targets are established and agreed by our Compensation Committee, subject to approval by our Board. Bonuses earned under the STI are typically paid in cash. During 2019, the STI Plan targets were selected based on those factors that the Board determined to be critical to successfully growing stockholder value in a capital efficient manner, as summarized in the table below.

	Weighting	Threshold	Target	Max
Growth in production (per debt adjusted share)(1)	20%	37.5%	50%	63%
Total operating expenses ($ per boe) (2)	20%	$12.75	$11.11	$9.60
Drilling rate of return(3)	20%	71.8%	81.7%	86.8%
Cash return on cash invested(4)	20%	10.5%	11.1%	11.6%
Discretionary	20%	—	—	—

(1)	Calculated on the basis of the resulting prior year production divided by debt adjusted shares outstanding. Debt adjusted shares outstanding is calculated based upon our outstanding debt at year end divided by our average share price plus total shares outstanding.

(2)	Measured as a dollar amount per barrel of oil equivalent. Operating expenses include lease operating expenses, workover expenses, and general and administrative expenses (excluding stock-based compensation and discrete transaction costs).

(3)	Measured based on actual capital expenditures and the year-end proved reserves estimates of drilling results based on SEC pricing and including the impact of our hedging program.

(4)	Calculated by dividing the sum of the Company’s cash flow from operations, excluding after-tax interest expense by the sum of the Company’s total cumulative cash invested in property and other assets at year-end (before accumulated depletion and impairment).

To support our liquidity in light of the ongoing COVID-19 pandemic, we have elected to defer 2019 STI Plan payments to our executive officers. Accordingly, all bonuses under the STI Plan relative to the Company’s 2019 performance remain discretionary and have not been awarded.

Long-Term Incentive Plan

Prior to our recently completed Redomiciliation, our predecessor, SEAL, issued restricted share units (“RSUs”) pursuant to its Long Term Incentive Plan (the “LTI Plan”) to motivate management and employees to make decisions benefiting long-term value creation, retain management and employees and reward the achievement of the Company’s long-term goals. The RSUs are generally settled based on the achievement of certain goals established by the Compensation Committee and approved by the Board. There were three types of RSU awards in place during 2019:

•	RSUs with time based vesting;
•	RSUs with vesting based on total shareholder return (“TSR”) or absolute total shareholder return (“ATSR”) as compared to a peer group or a market index; and
•	RSUs with performance-based vesting, based upon the achievement of various metrics.

In connection with our Redomiciliation, the Company agreed to assume SEAL’s obligations under the LTI Plan to issue shares upon the vesting of the RSUs. Accordingly, the RSUs awarded in 2019 will be settled in shares of our Common Stock. Following the Redomiciliation, no new awards or grants have been or will be made pursuant to the LTI Plan. As described in Proposal 2 of this Proxy Statement, we are asking our stockholders to approve our 2020 Equity Incentive Plan, which provides for new grants by the Company of stock options, stock appreciation rights, restricted stock or units, bonus stock and other stock-based awards. The shares of our Common Stock issuable upon the vesting of RSUs assumed by the Company in connection with the Redomiciliation will not count against the aggregate number of shares available for grant under the 2020 Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year End

The following table reflects information regarding outstanding RSU awards held by our named executive officers as of December 31, 2019:

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Eric P. McCrady	27,180(1)	$520,497(2)
Cathy L. Anderson	13,774(3)	$263,772(2)

(1)	Represents RSUs granted pursuant to SEAL’s LTI Plan on May 25, 2017 and May 31, 2019. RSUs are subject to vesting conditions based upon achievement of defined TSR, ATSR or Company performance metrics through 2020.

(2)	The market value of stock reported is calculated by multiplying the number of shares by the closing market price on December 31, 2019, the last day of trading for the 2019 fiscal year, which was $19.15 per share.

(3)	Represents RSUs granted pursuant to SEAL’s LTI Plan on February 17, 2018 and December 26, 2018. RSUs are subject to vesting conditions based upon achievement of defined TSR, ATSR or Company performance metrics through 2020.

Additional Narrative Disclosure

 Other Benefits

In addition to the compensation discussed above, our executives receive health and welfare plan benefits. The Company provides a 401(k) plan to all eligible full-time employees, which allows for pre-tax employee contributions up to the maximum allowed by the Internal Revenue Code of 1986, as amended (the “Code”). The Company supplements the employee’s contribution by providing 6% of the employee’s eligible contribution. This contribution is deposited on each bi-weekly payroll and is 100% vested to the employee’s account.

Potential Payments Upon Termination or a Change in Control

Our named executive officers are parties to employment agreements that provide them with post-termination benefits in a variety of circumstances. The amount of compensation payable in some cases may vary depending on the nature of the termination, whether as a result of voluntary termination, involuntary termination without good cause, termination following a change of control and in the event of disability or death of the executive. The following are general definitions have been summarized and are qualified in their entirety by the full text of the applicable agreements to which our named executive officers are parties. For a description of these employment agreements, see “Narrative Disclosure to the Summary Compensation Table ⸺ Employment Agreements” above.

The employment agreements for our named executive officers each provide for the payment of severance and benefits if their agreements are terminated without good cause or if our named executive officers resign for good reason. For purposes of the agreements, “good cause” means (i) willful misconduct which results in a material breach or substantial failure by the executive to comply with or perform a material term of the employment agreement, (ii) the executive’s gross negligence in the performance of the executive’s duties, (iii) executive’s commitment of fraud on the Company or (iv) any conviction of, or plea of nolo contendere to, any felony involving a crime of moral turpitude, in each case provided that the executive has received written notice of a termination for good cause, and executive fails to cure the event constituting good cause within 15 days (or such reasonable period as is required to cure the event constituting good cause, as determined by the Board) following the receipt of notice.

“Good reason” under the agreements means (i) a material diminution in executive’s status as an executive officer of the Company, (ii) a material reduction in base salary or bonus target without the executive’s consent and (iii) the relocation of the offices at which the executive is principally employed to a location more than 50 miles from such office (unless such change does not materially increase the commuting distance from the executive’s then current principal residence). In each case, the executive must provide advance notice of the existence of an action giving rise to a termination for good cause, after which the Company will have 30 days to cure such action or event.

In addition to the severance and benefits payable to our named executive officers following a termination without good cause, or resignation for good reason, if the termination occurs within 24 months following a change of control, they will also be entitled to receive accelerated vesting of any outstanding long-term incentive awards, with any such awards that are subject to performance-based vesting becoming payable at the target level and in an amount that is pro-rated to reflect the portion of the applicable performance or vesting period prior to termination.

Under the agreements, a “change of control” means the occurrence of any of the following: (i) the acquisition by a person of 50% or more of the voting equity of the Company, unless after the transaction the stockholders of the Company continue to retain the same proportion as their ownership of our voting stock immediately prior to such acquisition; (ii) a majority of members of the existing board of directors is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election; and (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. In no event will a change in control occur as a result of a transaction that is effected for the purpose of changing the place of incorporation or form of organization of the Company, where all or substantially all of the holders of the Company’s voting stock prior to the transaction continue to beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

Director Compensation

The following table sets forth the compensation earned by each non-employee Director during our fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)	All Other Compensation ($)		Total ($)
Stephen J. McDaniel	7,258		—	—		7,258
Michael D. Hannell(2)	106,946		—	8,349	(3)	115,295
Judith D. Buie	83,143	(4)	—	100,000	(4)	183,143
Damien A. Hannes	86,438		—	6,761	(5)	93,199
H. Weldon Holcombe	128,500		—	—		128,500
Neville W. Martin	77,253		—	6,013	(6)	83,266
Thomas L. Mitchell	113,958		—	—		113,958

(1)	Represents cash portion of annual board and chair retainers, as well as related director service fees.

(2)	As described this Proxy Statement under the heading “Corporate Governance ⸺ Board Composition”, Mr. Hannell retired on April 8, 2020, and is not standing for re-election.

(3)	Includes $8,349 in superannuation contributions made by the Company on behalf of directors who are Australian residents.

(4)	Ms. Buie’s annual fees were prorated for her service from the initial date of her appointment in February 2019 through December 31, 2019. Ms. Buie also received a one-time $100,000 cash fee upon her appointment in February 2019.

(5)	Includes $6,761 in superannuation contributions made by the Company on behalf of directors who are Australian residents.

(6)	Includes $6,013 in superannuation contributions made by the Company on behalf of directors who are Australian residents.

Narrative Disclosure to the Director Compensation Table

The Board has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to further align the interests of our directors with those of our stockholders. Arrangements in effect for 2019 provided each non-employee director compensation with a fixed retainer and service fees. In addition, we reimburse our directors for travel, lodging and related expenses incurred in attending Board and committee meetings.

In April 2020, in response to the impact of the COVID-19 pandemic on the Company and the oil and gas industry generally, each Board member voluntarily elected to temporarily reduce their retainer and service fees by 20%.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents the securities authorized for issuance under our equity compensation plans as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	84,929	—	—
Total	84,929	—	—

(1)	Represents shares of Common Stock subject to outstanding RSU awards that were issued under the Company’s predecessor’s LTI Plan.

(2)	Our RSUs do not have an exercise price.

(3)	In connection with our Redomiciliation, the Company agreed to assume SEAL’s obligations under the LTI Plan to issue shares upon the vesting of the RSUs. Following the Redomiciliation, no new awards or grants have been or will be made pursuant to the LTI Plan.

Transactions with Related Persons

During 2018 and 2019 there was not, nor was there proposed as of December 31, 2019, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 or 1% of our total assets at year end and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in “Executive and Director Compensation” above.

Security Ownership of Certain Beneficial Owners and Management

The following table presents the beneficial ownership of our Common Stock as of June 5, 2020 for (i) each person beneficially owning more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all of our directors and executive officers as a group.

Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder possesses sole voting and investment power with respect to its, his or her shares. The business address of each of our directors and executive officers is c/o Sundance Energy Inc., 1050 17th Street, Suite 700 Denver, Colorado 80265. The applicable percentage ownership is based on 6,875,672 shares of our Common Stock issued and outstanding as of June 5, 2020, plus, on an individual basis, the right of that individual to (i) obtain Common Stock upon the vesting or delivery of restricted stock units, in each case within 60 days of June 5, 2020. The information is based on Form 3s, Form 4s, Schedule 13Ds, Schedule 13Gs and Schedule 13G/As filed through June 5, 2020.

Name	Amount and Nature of Ownership of Common Stock	Percent of Class
Directors and Named Executive Officers:
Stephen J. McDaniel	—	*
Michael D. Hannell(1)	2,867	*
Judith D. Buie	1,970	*
Damien A. Hannes(2)	14,395	*
H. Weldon Holcombe	1,852	*
Neville W. Martin(3)	1,696	*
Thomas L. Mitchell	1,085	*
Eric P. McCrady(4)	7,889	*
Cathy L. Anderson(5)	2,077	*
All Directors and Executive Officers as a Group (9 persons)	33,831	*
Other 5% Owners:
Advisory Research, Inc.(6)	432,217	6.3%
Tribeca Investment Partners Pty Ltd.(7)	595,741	8.7%
* Less than 1%
(1)	As described this Proxy Statement under the heading “Corporate Governance ⸺ Board Composition”, Mr. Hannell retired on April 8, 2020, and is not standing for re-election. The shares of Common Stock are held of record by a trust of which Mr. Hannell serves as a director and shares voting and investment power.

(2)	Includes 9,410 shares of Common Stock held of record by a trust of which Mr. Hannes serves as a director and shares voting and investment power.

(3)	Includes (i) 1,495 shares of Common Stock held of record by a trust of which Mr. Martin serves and trustee and is a beneficiary and (ii) 8 shares of Common Stock owned by Mr. Martin’s spouse.

(4)	Excludes 23,456 shares of Common Stock underlying outstanding RSUs, which remain subject to vesting conditions.

(5)	Excludes 11,718 shares of Common Stock underlying outstanding RSUs, which remain subject to vesting conditions.

(6)	The information in the table and in this disclosure with respect to Advisory Research, Inc. is based solely on the Form 13G filed with the SEC on February 14, 2020. Advisory Research, Inc. is the beneficial owner of 432,217 shares of Common Stock, and has sole voting power over the shares beneficially owned. The address for Advisory Research, Inc. is 180 N. Stetson Street, Suite 5500, Chicago, IL 60601.

(7)	The information in the table and in this disclosure with respect to Tribeca Investment Partners Pty Ltd. is based solely on the Form 13G filed with the SEC on February 12, 2020. Tribeca Investment Partners Pty Ltd. is the beneficial owner of 595,741 shares of Common Stock, and has sole voting power over the shares beneficially owned. The address for Tribeca Investment Partners Pty Ltd. is Level 23, 1 O’Connell Street, Sydney NSW 2000, Australia.

Additional Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership with the SEC.

Additionally, SEC regulations require that the Company identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. Based solely on the Company’s review of Forms 3, 4 and 5 furnished to the Company and any amendments thereto, the Company believes that all persons subject to Section 16(a) of the Exchange Act timely filed all reports required pursuant to such section relating to the Company’s Common Stock in 2019.

Stockholder Proposals for the 2021 Proxy Statement

For stockholder proposals to be included in the Company’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Shareholders, such proposals must be received by the Company at its offices in Denver, Colorado, addressed to our Chief Financial Officer, no later than February 12, 2021. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations and provisions governing the solicitation of proxies.

Director Nominations or Other Business for Presentation at the 2021 Annual Meeting

Under the Company’s bylaws, certain procedures are provided that a stockholder must follow in order to place in nomination persons for election as directors at an annual meeting of stockholders or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, among other things, that stockholders desiring to place in nomination persons for election as directors, and/or bring a proper subject of business before an annual meeting, must do so by a written notice timely received (on or before April 23, 2021, but no earlier than March 24, 2021, for the 2021 Annual Meeting) to our Chief Financial Officer. The notice must contain the information required by the bylaws, a copy of which is available upon request. In the event that the date of the 2021 annual meeting of stockholders is more than 30 days before or more than 60 days after July 22, 2021, then notices must be received not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2021 annual meeting or (ii) if the first public announcement of the date of the 2021 annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, including financial statements, is being made available to our stockholders concurrently with this Proxy Statement at www.investorvote.com/SNDE and does not form part of the proxy solicitation material. Stockholders may obtain without charge another copy of the Annual Report on Form 10-K, excluding certain exhibits, by writing to Chief Financial Officer, Sundance Energy Inc., 1050 17th Street, Suite 700 Denver, Colorado 80265.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Other Business

Management of the Company is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors,

Eric P. McCrady
Chief Executive Officer

June 12, 2020

Appendix A

SUNDANCE ENERGY INC.
2020 EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The purpose of the Sundance Energy Inc. 2020 Equity Incentive Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the long-term success and enhance the value of Sundance Energy Inc., a Delaware corporation, (the “Company”) by linking the individual interests of Employees, Directors and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees, Directors and Consultants.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1       “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

2.2       “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3       “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S., federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4       “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.5       “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6       “Board” shall mean the Board of Directors of the Company.

2.7       “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written agreement entered into between the Company and a Participant, with respect to any Participant: (a) the Participant’s commission of an act of fraud or embezzlement upon the Company or any of its affiliates; (b) the Participant’s commission of any willful act intended to injure the reputation, business, or any business relationship of the Company or any of its affiliates; (c) the Participant is found by a court of competent jurisdiction to have committed a felony (or equivalent offense under Applicable Law); or (d) the refusal or failure of the Participant to comply with any of his or her material obligations under any Award Agreement or to perform the Participant’s duties with the Company or any of its affiliates, as applicable, in a competent and professional manner that is not cured by the Participant within fifteen (15) business days after a written demand therefor is delivered to the Participant by the Company or, if applicable, an affiliate, which specifically identifies the manner in which the Company or affiliate, as applicable, believes that the Participant has materially breached the Award Agreement or not substantially performed the Participant’s duties; provided, however, that if the Company or applicable affiliate, in good faith, determines that the refusal or failure by the Participant is egregious in nature or is not susceptible of cure, then no such cure period shall be required.

2.8       “Change in Control” means the occurrence of any of the following events:

(a)               A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this Section 2.8(a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company, such event shall not be considered a Change in Control under this Section 2.8(a). For purposes of this Section 2.8(a), indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(b)               A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 2.8(b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control;

(c)               A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this Section 2.8(c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer; or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this Section 2.8(c). For purposes of this Section 2.8(c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this Section 2.8(c), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding anything in this Section 2.8 to the contrary, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the Company (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction), where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction. Further, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall constitute a Change in Control for purposes of the payment timing of such Award only if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5). The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9         “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10      “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted by Applicable Law, as set forth in Article 11 hereof.

2.11       “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12       “Company” shall have the meaning set forth in Article 1.

2.13       “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14       “Director” shall mean a member of the Board, as constituted from time to time.

2.15       “Director Limit” shall have the meaning set forth in Section 4.5.

2.16       “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.17      “Effective Date” shall mean the date the Plan, as adopted by the Board, is approved by the Company’s stockholders.

2.18       “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.19       “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company, or of any parent of the Company, or any Subsidiary.

2.20       “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Shares (or other securities) and causes a change in the per-share value of Shares underlying outstanding Awards.

2.21       “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended from time to time.

2.22       “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)               If the Shares are (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)               If the Shares are not listed on an established securities exchange, national market system or automated quotation system, but the Shares are regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)               If the Shares are neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.23       “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.24       “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.25       “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.26       “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.27       “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that any Option granted to a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

2.28       “Option Term” shall have the meaning set forth in Section 5.4.

2.29       “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee, each as may be amended from time to time.

2.30       “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units and performance awards.

2.31       “Participant” shall mean a person who has been granted an Award.

2.32       “Performance Criteria” shall mean the criteria that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) revenue and income measures (such as revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBIDTA”), and economic value added (“EVA”); (ii) expense measures (such as costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs); (iii) operating measures (such as productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes); (iv) cash flow measures (such as net cash flow from operating activities and working capital); (v) liquidity measures (such as earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow); (vi) leverage measures (such as debt-to-equity ratio and net debt); (vii) market measures (such as market share, stock price, growth measure, total stockholder return and market capitalization measures); (viii) return measures (such as return on equity, return on assets and return on invested capital); (ix) corporate value measures (such as compliance, safety, environmental and personnel matters); and (x) other measures such as those relating to acquisitions, dispositions or customer satisfaction.

2.33       “Performance Goals” shall mean, for a Performance Period, one or more goals (and adjustments) established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual, or a combination thereof, or in such other manner determined by the Administrator. The permissible forms in which a Performance Goal may be expressed further include, without limitation, percentage growth, performance against an index or peer companies, absolute growth, cumulative growth, a designated absolute amount, and per Share outstanding. The achievement of each Performance Goal may be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator. The Administrator, in its sole discretion, may provide that one or more adjustments shall be made to one or more of the Performance Goals.

2.34       “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, subject to Section 10.8, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, vesting of, and/or the payment in respect of, an Award.

2.35       “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.36       “Plan” shall have the meaning set forth in Article 1.

2.37       “Restricted Stock” shall mean Shares awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.38       “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.39       “SAR Term” shall have the meaning set forth in Section 5.4.

2.40       “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.41       “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.42       “Shares” shall mean shares of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Common Stock pursuant to Section 12.2.

2.43       “Stock Appreciation Right” shall mean an Award entitling the Participant (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.44       “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.45       “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.46       “Termination of Service” shall mean the time when the Participant ceases to be an Eligible Individual for any reason, including, without limitation, a termination by resignation, discharge (with or without Cause), disability, death or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment with the Company or any parent of the Company or Subsidiary. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a

Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or engaging such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off or divestiture).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1       Number of Shares.

(a)               Subject to Section 3.1(b) and Section 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan shall be 750,000 Shares (the “Share Limit”), and no more than 750,000 Shares may be issued upon the exercise of Incentive Stock Options. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

(b)               If any Shares subject to an Award are forfeited or expire (including Shares repurchased by the Company under Section 7.4 upon a forfeiture of unvested Restricted Stock), are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled in cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, conversion, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards under the Plan: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)               Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such

Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

ARTICLE 4.

GRANTING OF AWARDs

4.1       Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly. Participation by each Participant in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2       Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3       Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4       At-Will Service. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant of, the Company or any Subsidiary, or shall interfere with or restrict in any way any rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary.

4.5       Director Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Non-Employee Director, together with cash compensation paid to such Director in the form of Board and

Committee retainer, meeting or similar fees, during any calendar year shall not exceed $1,000,000 (the “Director Limit”). For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the stockholders of the Company.

4.6       Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Directors or Consultants, or in order to comply with the requirements of any non-U.S. securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable non-U.S. laws or listing requirements of any Non-U.S. securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit contained in Section 3.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any Non-U.S. securities exchange.

ARTICLE 5.

granting OF OPTIONS and stock appreciation rights

5.1       Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2       Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3       Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4       Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant or otherwise, and may amend, subject to Section 10.7 and Section 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Participant or otherwise. Further, unless determined otherwise by the Administrator, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods), the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition or black-out period, as determined by the Company; provided, however, in no event shall the extension last beyond the ten (10) year (or shorter) term of the applicable Option or Stock Appreciation Right.

5.5       Option and SAR Vesting. The period during which the Participant may have a right to vest in and exercise, in whole or in part, an Option or Stock Appreciation Right shall be set by the Administrator and set forth in the applicable Award Agreement, subject to Section 10.8. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option; provided, however, that in no event shall an Option become exercisable following its expiration, termination or forfeiture. Notwithstanding the foregoing, unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option or Stock Appreciation Right (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service.

5.6       Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS and STOCK APPRECIATION RIGHTS

6.1       Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on the Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2       Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)               A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledged electronically by the Participant or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)               Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;

(c)               In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)               Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Section 10.1 and Section 10.2.

6.3       Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one (1) year after the date of transfer of such Shares to such Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1       Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2       Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Participant to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, any dividends and distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3. Except in connection with a spin-off or other similar event or as otherwise permitted under Section 12.2, dividends which are paid prior to vesting of shares of Restricted Stock shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3       Restrictions. All shares of Restricted Stock (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Award Agreement, subject to Section 10.8. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement.

7.4       Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Participant for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5       Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

Award of restricted stock units

8.1       Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

8.2       Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Participant’s duration of service to the Company or any Subsidiary, or vesting based on achievement of one or more Performance Goals, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 10.8. By action taken after the Restricted Stock Units are granted, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock Units by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement.

8.3       Settlement and Payment. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the settlement date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the settlement date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date or a combination of cash and Shares as determined by the Administrator.

8.4       Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Participant is an Employee, a Non-Employee Director or a Consultant; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

award of OTHER STOCK OR CASH BASED AWARDS and DIVIDEND

EQUIVALENTS

9.1       Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Participant to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, any Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, subject to Section 10.8. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled. Except in connection with a spin-off or other similar event or as otherwise permitted under Section 12.2, dividends which are paid prior to vesting of shares of any Other Stock or Cash Based Award shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

9.2       Dividend Equivalents and Dividends. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared with respect to Shares, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, except as otherwise permitted under Section 12.2, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall be paid out to the Participant only to the extent that the vesting conditions are subsequently satisfied and the Award vests and in no event may any Award provide for a Participant’s receipt of any other dividends prior to the vesting of such Award. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

ARTICLE 10.

ADditional terms of awards

10.1       Payment. The Administrator shall determine the method or methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the

Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2       Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold from any payment of any kind otherwise due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, local and Non-U.S. taxes (including the Participant’s FICA, employment tax or other social security contribution obligation) required or permitted by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Participant to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Participant to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Participant’s applicable jurisdictions for U.S. federal, state, local and Non-U.S. income tax and payroll tax purposes that are applicable to such taxable income (or such other rate as may be required to avoid adverse accounting consequences). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code and other Applicable Law, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or for purposes of any other tax withholding or reporting obligation.

10.3       Transferability of Awards.

(a)               Except as otherwise provided in Section 10.3(b) and Section 10.3(c):

(i)               No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution;

(ii)              No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii)            During the lifetime of the Participant, only the Participant may exercise any exercisable portion of an Award granted to such Participant under the Plan. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b)               Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) the transfer of an Award to a Permitted Transferee shall be without consideration. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)               Notwithstanding Section 10.3(a), a Participant may, in the sole discretion of and manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.

10.4       Conditions to Issuance of Shares.

(a)               The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with all Applicable Laws and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

(b)               All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c)               The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)               Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)               The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to such Shares.

(f)               Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5       Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Participant) shall be subject to forfeiture and/or repayment to the Company to the extent and in the manner required (a) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which Shares are listed or quoted, including, without limitation, pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and (b) under the terms of any policy, guideline or Board committee charter adopted by the Company as may be amended from time to time for reasons related to fraud prevention, governance, avoidance of monetary or reputational damage to the Company and its affiliates or similar considerations, whether or not such policy or guideline was in place at the time of grant of an Award (and such requirements shall be deemed incorporated into this Plan without the consent of Participant).

10.6       Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, (ii) cancel any Option or Stock Appreciation

Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares, or (iii) cancel an Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with a lower exercise price than such original Option or Stock Appreciation Right.

10.7       Amendment of Awards. Subject to Applicable Law and Section 10.6 above, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2, 12.7 or 12.10).

10.8       Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, all Awards granted under the Plan shall have a minimum vesting period of one (1) year measured from the date of grant of the applicable Award; provided, however, that up to five percent (5%) of the Share Limit may be granted without such minimum vesting requirement. Nothing in this Section 10.8 shall limit the Company’s ability to grant Awards that contain rights to accelerated vesting on a Participant's Termination of Service or to otherwise accelerate vesting, including, without limitation, upon a Change in Control. In addition, the minimum vesting requirement set forth in this Section 10.8 shall not apply to: (i) Substitute Awards; (ii) Awards granted to a Non-Employee Director which vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s stockholders (which is at least fifty (50) weeks after the immediately preceding year’s annual meeting); or (iii) Awards which may be settled solely in cash. Further, this Section 10.8 shall not limit the provisions of Section 12.2 of the Plan.

ARTICLE 11.

ADMINISTRATION

11.1       Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2       Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Award Agreement; provided that the rights or obligations of the Participant of the Award that is the subject of any such Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under the Plan, including, without limitation, under Section 12.2, Section 12.7 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3       Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

11.4       Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)               Designate Eligible Individuals to receive Awards;

(b)               Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)               Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)              Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)               Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)                Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)               Decide all other matters that must be determined in connection with an Award;

(h)               Establish, adopt, or revise any policies, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)                Interpret the terms of, and any matter arising pursuant to, the Plan, any policy or any Award Agreement;

(j)                Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, pursuant to any terms and conditions it selects, subject to Section 12.2; and

(k)               Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5       Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6       Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1       Amendment, Suspension or Termination of the Plan.

(a)               Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the

Board; provided that, except as provided in Section 10.7, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)               Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the Share Limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan; (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6; or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

(c)               No Awards may be granted or awarded during any period of suspension or after termination of the Plan. The Plan shall remain in effect until it is terminated under Section 12.1(a), except that no Incentive Stock Options may be granted on or after the tenth (10th) anniversary of the later of (i) the date that the Board adopted the Plan or (ii) the date that the Board adopted the most recent increase in the number of Shares available under Section 3.1 which was approved by the Company’s stockholders. Any Awards that are outstanding on the date that the Plan is terminated shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2       Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)               In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b)               In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)                 To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment);

(ii)             To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)            To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)           To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;

(v)            To replace such Award with other rights or property selected by the Administrator; and/or

(vi)           To provide that the Award cannot vest, be exercised or become payable after such event.

(c)               In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 12.2(a) and Section 12.2(b):

(i)              The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company); and/or

(ii)             The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).

(d)               Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless outstanding Awards are assumed by the successor corporation (or parent thereof) or replaced with a comparable award for shares of the capital stock of the successor corporation (or parent thereof), then immediately prior to the Change in Control such outstanding Awards shall automatically become fully vested and exercisable for all of the Shares at the time subject to such Awards, all forfeiture restrictions on such Awards shall lapse and all Performance Goals with respect to any outstanding Award shall be deemed met at the applicable target level or to such other degree as may be provided in a Participant’s Award Agreement or in such other written agreement entered into between the Company and a Participant. Upon, or in anticipation of, a Change in Control in which outstanding Awards will not be assumed or replaced as described above in this Section 12.2(d), the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. The determination of Award comparability shall be made by the Administrator, and its determination shall be final, binding and conclusive.

(e)               The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f)                Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code; (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act; or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(g)               The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h)               In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Shares including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3       Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4       No Stockholders Rights. Except as otherwise provided herein or in an applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

12.5       Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

12.6       Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7       Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to U.S. state, federal and Non-U.S. securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8       Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9       Governing Law. The Plan and any Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10       Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Participant’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then, to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11       Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.12       Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.13       Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SNDE or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SNDE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Stephen J. McDaniel 02 - Eric P. McCrady 03 - Judith D. Buie 04 - Damien A. Hannes 05 - H. Weldon Holcombe 06 - Neville W. Martin 07 - Thomas L. Mitchell For Against Abstain For Against Abstain 2. Proposal to approve the Sundance Energy Inc. 2020 Equity Incentive Plan. 3. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 7 2 B M 039TLC B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 3. 2020 Annual Meeting Proxy Card

The 2020 Annual Meeting of Stockholders of Sundance Energy Inc. will be held on Wednesday, July 22, 2020 at 10:00am MT, virtually via the internet at www.meetingcenter.io/201010988. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — SNDE2020. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Stockholder Meeting Notice and Proxy Statement are available at: www.investorvote.com/SNDE q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, July 22, 2020 Eric P. McCrady or Cathy L. Anderson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the under signed, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sundance Energy Inc. to be held on Wednesday, July 22, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Sundance Energy Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SNDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Stephen J. McDaniel 02 - Eric P. McCrady 03 - Judith D. Buie 04 - Damien A. Hannes 05 - H. Weldon Holcombe 06 - Neville W. Martin 07 - Thomas L. Mitchell For Against Abstain For Against Abstain 2. Proposal to approve the Sundance Energy Inc. 2020 Equity Incentive Plan. 3. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 039TMC B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 3. 2020 Annual Meeting Proxy Card

The 2020 Annual Meeting of Stockholders of Sundance Energy Inc. will be held on Wednesday, July 22, 2020 at 10:00am MT, virtually via the internet at www.meetingcenter.io/201010988. The password for this meeting is — SNDE2020. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Stockholder Meeting Notice and Proxy Statement are available at: www.investorvote.com/SNDE q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, July 22, 2020 Eric P. McCrady or Cathy L. Anderson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the under signed, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sundance Energy Inc. to be held on Wednesday, July 22, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Sundance Energy Inc.